EXHIBIT 10.1

                                 POWERDSINE LTD.


                      AMENDED AND RESTATED RIGHTS AGREEMENT




                             DATED OCTOBER 31, 2001



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                      AMENDED AND RESTATED RIGHTS AGREEMENT

This Amended and Restated Rights Agreement (the "AGREEMENT"), is entered into as of October 31, 2001, by and among PowerDsine Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), (i) each of Igal Rotem and Ilan Itias (the "FOUNDERS"), (ii) ITI and Argoquest (each as defined below) and (iii) the holders of the Company's Series A Preferred Shares (as defined below), (the "SERIES A HOLDERS"), (iv) the holders of the Company's Series B Preferred Shares (as defined below) (the "SERIES B HOLDERS"), (v) the holders of the Company's Series C Preferred Shares (as defined below) (the "SERIES C HOLDERS"), (vi) the holders of the Company's Series D Preferred Shares (as defined below) (the "SERIES D HOLDERS"), (vii) the holders of the Company's Series E Preferred Shares (as defined below) (the "SERIES E HOLDERS"), (viii) the holders of the Company's Series F Preferred Shares as defined below (as defined below) (the "SERIES F HOLDERS"), (ix) the holders of the Company's Series G Preferred Shares (as defined below) (the "SERIES G HOLDERS") and, (x) the holders of the Company's Series H Preferred Shares (as defined below), (the "SERIES H HOLDERS" or the "PURCHASERS"), each as listed in Schedule I hereto. The Founders, ITI, Argoquest, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders, the Series G Holders are collectively referred to as the "EXISTING SHAREHOLDERS").

Capitalized terms that are not defined in this Agreement shall have the meanings ascribed to them in the Amended Articles of Association, adopted by the Company on October 28, 2001 (the "AMENDED ARTICLES OF ASSOCIATION"). If any provision of this Agreement shall conflict with a provision of the Amended Articles of Association, the construction of the Amended Articles of Association shall control both the Amended Articles of Association and this Agreement.

                                    RECITALS

WHEREAS, the Company, the Founders, ITI-Interline Telecom International Ltd. ("ITI") and the Series A Holders entered into a Share Purchase Agreement dated May 1, 1996 (the "SERIES A SPA"), pursuant to which the Company entered into certain covenants and granted certain rights and the Series A Holders purchased certain of the Company's Series A Preferred Shares presently of a nominal value NIS 0.10 per share (the "SERIES A PREFERRED SHARES"), and options to purchase additional shares of the Company's Series A Preferred Shares (the "SERIES A OPTIONS");

WHEREAS, the Company, the Founders, ITI and the Series A Holders entered into an Agreement dated January 15, 1997 (the "2ND SERIES A AGREEMENT"), pursuant to which the Company granted certain rights and the Series A Holders exercised their option to purchase certain of the Company's Series A Preferred Shares presently of a nominal value NIS 0.10 per share, and additional options to purchase additional preferred shares of the Company's share capital that were exercised into Series D Preferred Shares in August 1998 (the "SERIES D OPTIONS");

WHEREAS, the Company and the Series B Holders entered into a Share Purchase Agreement dated August 3, 1997, (the "SERIES B SPA"), pursuant to which the Company entered into certain covenants and granted certain rights, and the Series B Holders purchased certain of the Company's Series B Preferred Shares of nominal value NIS 0.10 per share at the date of purchase, (the "SERIES B PREFERRED SHARES") and

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options to purchase certain of the Company's Series C Preferred Shares (the
"SERIES C OPTIONS");

WHEREAS, the Company and the Series E Holders entered into a Share Purchase Agreement dated August 12, 1998, (the "SERIES E SPA"), pursuant to which the Company entered into certain covenants and granted certain rights, and the Series E Holders purchased certain of the Company's Series E Preferred Shares of nominal value NIS 0.10 per share at the date of purchase, (the "SERIES E PREFERRED SHARES") warrants to purchase certain of the Company's Series E Preferred Shares (the "SERIES E WARRANTS") and options to purchase certain of the Company's Series F Preferred Shares (the "SERIES F OPTIONS");

WHEREAS, the Series C Options were exercised in August 1998;

WHEREAS, in accordance with a share purchase and transfer agreement dated October 26, 1998, between the Founders and Argoquest, the Founders have transferred certain of their Ordinary Shares to Argoquest;

WHEREAS, the Series D Options were exercised in August 1998;

WHEREAS, the Series F Options were exercised in October 2000;

WHEREAS, the Series E Warrants were exercised in October and December 2000;

WHEREAS, the Company and certain of the Series G Holders entered into a Share Purchase Agreement dated February 6, 2000, (the "SERIES G SPA"), pursuant to which the Company entered into certain covenants and granted certain rights, and the Series G Holders purchased certain of the Company's Series G Preferred Shares of nominal value NIS 0.10 per share at the date of purchase, (the "SERIES G PREFERRED SHARES");

WHEREAS, certain of the Series G Holders acquired their Series G Preferred Shares by way of exercising their pre-emptive rights in connection with the Series G SPA. Reference to Series G Preferred Shares shall include those share purchased pursuant to the Series G SPA and those purchased as exercise of pre-emptive rights in connection with the Series G SPA;

WHEREAS, the Company granted a warrant to Plenus Technologies Ltd. to purchase Series H Preferred Shares of nominal value NIS 0.10 each ("SERIES H PREFERRED SHARES") (the "PLENUS WARRANT") and further agreed to issue Robertson Stephens International ("RS") Series H Preferred Shares at each of the Initial Closing, the 2001 Subsequent Closing and the 2002 Subsequent Closing, as defined in the Series H SPA (the "RS PREFERRED H SHARES");

WHEREAS, the Company and the Series H Holders are entering into a Series H Share Purchase Agreement dated October 15, 2001 (the "SERIES H SPA") pursuant to which, INTER ALIA, the Purchasers will purchase Series H Preferred Shares. Reference to the Series H Preferred Shares shall include those Series H Preferred Shares issuable upon exercise of the Plenus Warrant, the Series H Preferred Shares issuable upon exercise of the Series H Warrants (as defined in the Series H SPA) and the RS Preferred H Shares;

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WHEREAS, the parties hereto acknowledge that upon exercise of the Plenus
Warrant, Plenus will be deemed to be a Series H Holder and will execute a Counterpart Signature Page (as defined in the Series H SPA) in order to become a party hereto or to any amendment hereto;

WHEREAS, together, the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares, the Series G Preferred Shares, and the Series H Preferred Shares shall be referred to as the "PREFERRED SHARES". Each Preferred Share is convertible or reclassifiable into Ordinary Shares, of nominal value NIS 0.10 per share (the "ORDINARY SHARES") as provided in the Amended Articles of Association. The holders of the Preferred Shares shall be referred to both individually and collectively as (the "PREFERRED SHAREHOLDERS");

WHEREAS, the Existing Shareholders and the Series H Holders have agreed to amend, modify, restate and supercede the Registration Rights Agreement dated February 24, 2000, the Co/No Sale Agreement dated as of February 6, 2000 (the "CO SALE AGREEMENT"), and such covenants stated in any of the Prior Round SPA's (as defined in Section 1.3 below) and/or any ancillary agreement, letter and/or undertaking with this Agreement;

WHEREAS, the Company desires to grant, amend and/or restate certain registration and other rights as set forth herein;

NOW THEREFORE, in reliance on the foregoing recitals the parties hereto agree as follows:

                                 I  DEFINITIONS
                                    -----------

For purposes of this Agreement following terms:

1.1 The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the United States Securities Act of 1933, as amended, or similar securities act in a jurisdiction other than the U.S. (the "ACT"), and the declaration or ordering of effectiveness of such registration statement and/or offering document.

1.2 The term "REGISTRABLE SECURITIES" means: (1) Ordinary Shares, issued or to be issued to any of the Shareholders, as defined below, or issuable or issued upon the conversion and/or reclassification of the Preferred Shares (or issuable upon the conversion or exercise of any warrant, right or other securities); (2) any Ordinary Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other securities) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Ordinary Shares, (excluding in all cases any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned); and all Ordinary Shares and/or Ordinary Shares issued upon conversion of any preferred shares that the Preferred Shareholders may hereafter purchase pursuant to their preemptive rights, rights of first refusal or otherwise.

1.3 The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of Registrable Securities calculated on an as-converted basis.

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1.4     The term "HOLDER(S)" means any person owning or holding rights to purchase Registrable Securities. The term "PREFERRED HOLDER(S)" means any person and/or entity owning or holding the rights to purchase Registrable Securities other than the Argoquest, ITI and the Founders.

1.5 The term "FORM F-3" means such form under the Act as in effect on the date hereof or substantially similar thereto and available to the Company and/or the Holders as non-United States entities or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.6     Argoquest Holdings LLC ("ARGOQUEST");

1.7     Courses Investments in Technology Ltd. ("COURSES");

1.8     Clal Venture Capital Fund Limited Partnership ("CLAL");

1.9 Ampal Industries Inc., Ampal Industries (Israel) Ltd., Achidim Holdings Ltd., Shoham Investments Ltd., Shikma Anefa Ltd., Vertex Investment (III) Pte. Ltd., Vertex-Yozma Limited Partnership, Vertex-Discount L.P., Hindy Taub (collectively the "AMPAL GROUP");

1.10 Jerusalem Venture Partners (Israel) L.P., Jerusalem Venture Partners L.P., Poalim Capital Markets Technologies Ltd. (collectively the "JVP GROUP"); and

1.11 Gadish Kranot Gmulim Ltd.; Kineret Keren Hishtalmut Ltd.; Keren Merkazit Lepitzuyei Piturim Ltd.; Tagmulim Ltd.; Keren Or Kupat Tagmulim Upitzuim Ltd.; Katzir Kupat Tagmulim Upitzuim Ltd.; Amir Keren Gmulim Ltd.; Yeter Kranot Gmulim Ltd.; Bar Keren Gmulim Ltd.; and Peles Keren Gmulim Le'atzmaim Ltd. (collectively the "PROVIDENT FUNDS")

1.12 The Provident Funds, together with, The Challenge Fund-Etgar II, L.P., Clal Electronics Industries Ltd., Meir Kfir, Lior Bregman, Daniel Barnea, Catalyst Investments L.P., Acquirex BVBA, Eventorin Investments Ltd. and Ampal Industries (Israel) Ltd., with respect to certain of its Series G Preferred Shares (collectively the "CHALLENGE GROUP").

1.13 The Series A SPA, 2nd Series A Agreement, Series B SPA, Series E SPA and the Series G SPA shall collectively be referred to as the "PRIOR ROUND SPA'S".

(the Founders, ITI, Argoquest and the Preferred Shareholders shall be collectively referred to, for the purposes of Sections 1.2 and 3 hereof, as the "SHAREHOLDERS").

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                            II   INFORMATION RIGHTS
                                 ------------------

2.1     DELIVERY OF FINANCIAL STATEMENTS.

With respect to each Preferred Shareholder, ITI and Argoquest (collectively, the "QUALIFYING ENTITY(IES)"), for as long as each such Qualifying Entity, individually, holds shares of the Company, the Company shall deliver to each such Qualifying Entity the following reports of the Company and of the U.S. Subsidiary, in English:

        2.1.1 as soon as practicable, but in any event within forty-five (45) days after the end of each fiscal year of the Company, an income statement, balance sheet and cash flow statement for such fiscal year, and statement of Qualifying Entity's equity holdings and percentage holdings as of the end of such year, such year-end financial reports to be in reasonable detail, audited and certified by independent public accountants of the Company, prepared in U.S. Dollars in accordance with US GAAP and approved by the majority of the Company's shareholders.

        2.1.2 revised twelve-month forward monthly prospective budget and operating plans including an income statement with a breakdown of revenues and costs by product line, balance sheet, cash flow statement (the "BUDGET"), not later than December 15 of each year;

        2.1.3 three-year forward financial plan with a supporting strategy document, including an income statement, balance sheet, cash flow statement, and a breakdown of revenues and costs by product line, produced on a monthly basis for the first year covered by it, a quarterly basis for the second year, and an annual basis for the third year (the "BUSINESS PLAN"), not later than December 15 of each year;

        2.1.4 within thirty (30) days of the end of each quarter, a reviewed unaudited profit and loss statement, balance sheet and schedule as to cash flow, and a general description of the state of affairs of the Company including all operating and financial developments, in reasonable detail;

        2.1.5 within fifteen (15) days of the end of each month, an unaudited profit and loss statement, balance sheet and schedule as to cash flow, in reasonable detail including a breakdown of revenues and costs by product line;

        2.1.6 such other information relating to the financial condition, business, prospects or corporate affairs of the Company, or material developments related thereto, as a Qualifying Entity may from time to time request, including without limitation such information as is necessary to allow it to timely comply with disclosure requirements it may be subject to, provided, however, that the Company shall not be obligated under this subsection 2.1.6 or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information, to the Qualifying Entity, but shall provide such information to the board of directors of the Company (the "BOARD").

2.2 The Company shall deliver to each member of the Board a "board pack" containing such materials pertaining to the matters to be discussed at the Board meeting for which the board pack is being provided as soon as practicable prior to each Board meeting.

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2.3     The format of all periodical reporting (including the monthly reports, the Business Plan, the Budget and the Board pack) shall be agreed by the Board within 2 months from the Initial Closing of the Series H SPA.

2.4 The Company will permit DBAG (as such term is defined in the Amended Articles of Association) ("DBAG") and each Qualifying Investor (as such term in defined in the Amended Articles of Association) and their authorized representatives full and free access, at all reasonable times and upon reasonable notice, to any of the properties of the Company, including its books and records, and to discuss its affairs, finances and accounts with the Company's officers and auditor, subject to the provisions of Section 6A (Confidentiality) below.

2.5 For any year in which DBAG or any of its affiliates owns (directly, indirectly or constructively) shares at any time during the year, the Company shall provide DBAG and its beneficial owners that are subject to United Sates taxation (each a "US INVESTOR") with such co-operation and information as such US Investors may reasonably request for the purposes of filing any tax return, amended tax return or claim for refund, determining a liability for taxes or a right to a refund of taxes, participating in or conducting any audit or other proceeding in respect of taxes, or claiming the benefit of any double tax treaty under which any withholding tax can be eliminated or reduced, or under which a refund of a tax credit may be claimed in each case relating to its subscription or holding of or enjoyment of rights attaching to their shares and including without limitation:

        (i) all information necessary for such US Investors to determine whether the Company is a "passive foreign investment company" (a "PFIC") within the meaning of the applicable sections of the US Internal Revenue Code, as amended (the "CODE"); and

        (ii) for each year that the Company is or may be a PFIC, information (including complying with applicable reporting requirements) necessary in order to enable such US Investor to make a timely "qualified electing fund" election pursuant to the Code or to make any similar election under any successor provision or legislation.

                          III    REGISTRATION RIGHTS
                                 -------------------

3.1     DEMAND REGISTRATIONS

        3.1.1   If the Company shall receive at any time after the earlier of:
(i) four (4) years from the date of this Agreement; or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company, other than a registration statement relating to the sale of securities to employees of the Company pursuant to a stock option plan, stock purchase plan or other similar plan ("IPO"), a written request from: (I) the Holders of a majority in interest of the Registrable Securities which are issued or issuable to Clal, Courses, the Ampal Group, the JVP Group and the Challenge Group (collectively the "NON H PREFERRED DEMANDING SHAREHOLDERS");
(II) the holders of the majority of the Series H Preferred Shares (the "H PREFERRED DEMANDING SHAREHOLDERS"); or (III) the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding (in each case the "INITIATING HOLDERS"), that the Company file a registration statement under the Act

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covering the registration of Registrable Securities having an aggregate offering price, net of the underwriting discounts and commissions, in excess of USD$5,000,000 (five million), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders.
If Holders other than the Initiating Holders ("JOINING HOLDERS") intend to participate in the registration under this subsection, they shall notify the Company in writing (the "REPLY") within twenty (20) days following receipt of the Company's notice and shall include in their Reply the number of Registrable Securities they desire to register. The Company shall effect as soon as practicable, and in any event shall use its best efforts to effect within sixty
(60) days of the receipt of such request of the Initiating Holders, the registration under the Act of all Registrable Securities which the Holders requested to be registered as aforesaid. No more than three (3) requests shall be made pursuant to this Section 3.1: (a) one (1) of which is reserved for the Non H Preferred Demanding Shareholders as a group; (b) one (1) of which is reserved for the majority of the Holders of Registrable Securities; and (c) one
(1) of which is reserved for the holders of the majority of the Series H Preferred Shares. Subject to the prior approval of the Board the provisions of
Section 3 shall also apply in the event that the Initiating Holders request to participate in the IPO by selling any or all of their shares provided that the underwriters determine, in their sole discretion, that such participation will not materially and adversely affect the success of the offering by the Company. Such inclusion shall not be treated as a demand for the purposes of Section 3.

        3.1.2   (a)     If the Initiating Holders intend to distribute the
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1 and the Company shall include such information in the notice to the other Holders pursuant to Section 3.1.1 above. The underwriter will be selected by a majority in interest of the Initiating Holders and any Joining Holders, provided such underwriter shall be reasonably acceptable to the Company. In such event, the right of any Joining Holder to include his Registrable Securities in such registration shall be conditioned upon such Joining Holder's participation in such underwriting and the inclusion of such Joining Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Joining Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriter shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided that if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum limitations imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration, the right to include additional Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders).

                (b) If the underwriter of such offering determines, in its sole discretion, that the number of shares requested by the Initiating Holders and the Joining Holders is greater than the number of shares that may be underwritten, the number of Registrable Securities that may be included in the registration shall be allocated among first, the holders of the Registrable Securities held by the majority of the Preferred Holders, and thereafter to all other Initiating Holders and Joining Holders at a ratio of four (4) shares

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of the Preferred Shareholders to every one (1) share of all other Holders, based with respect to the distribution between such other Holders, upon the number of Registrable Securities requested by them to register, and based, with respect to the distribution between the H and Non H Demanding Preferred Shareholders, on the number of Registrable Securities then outstanding held by each of them, PROVIDED, HOWEVER, that if such registration is the registration initiated by the H Preferred Demanding Shareholders according to the provisions of Section 3.1.1(II) above and reserved for the H Preferred Demanding Shareholders according to the provisions of Section 3.1.1(c) above, the securities held by the Series H Preferred Shareholders shall be included in the registration prior and in preference to any of the securities held by the other Demanding Preferred Shareholders and if such registration is the registration initiated by the Non H Demanding Shareholders according to the provisions of Section 3.1.1(I) above and reserved for the Non H Demanding Shareholders according to the provisions of
Section 3.1.1(a) above, the securities held by the Non H Preferred Shareholders shall be included in the registration prior to and in preference to any of the securities held by the other Demanding Preferred Shareholders.

        3.1.3 Notwithstanding the foregoing, if within ten (10) days of receipt of a request for the registration of Registrable Securities as set forth in subsection 3.1.1, the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer (the "CEO") of the Company stating that a letter of intent with an underwriter relating to the public sale of the Company's shares has been signed, then, subject to Section 3.3, if the Company shall furnish the Initiating Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration of Registration Securities to be effected at such time, in which event the Company shall have the right to defer taking action with respect to such a request for a period of not more than six (6) months after receipt of the request of the Initiating Holders under subsection 3.1.1, provided however, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

3.2     REGISTRATION ON FORM F-3

        (a) Beginning at such time as the Company first becomes eligible to register securities for resale by the Holders on a Registration Statement on Form F-3 or any similar short form registration ("SHORT FORM REGISTRATION") under the Securities Act, the Holders may at any time request Short Form Registration of all or part of the Registrable Securities issued to such Holders which have not been previously registered under the Securities Act; provided however, that the Company shall not be required to effect more than one (1) Short Form Registration during any 180-day period. The requests for registration pursuant to this Section 3.2 must specify the number of Registrable Securities requested to be registered and the minimum desired price per share in such offering, and the shares so requested to be registered must have an anticipated offering price (net of underwriters' discounts and commissions) of at least one million US Dollars ($1,000,000). Notwithstanding the foregoing, if the Company shall furnish the Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such Short Form Registration to be effected at such time, in which event the Company shall have the right to defer taking action with respect to such a request for a period of not more than four (4) months after receipt of the request of the Holders under this Section 3.2, provided however, that such right to

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delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

        (b) If the Company shall receive from any Holder(s) of Registrable Securities a written request for such Short Form Registration, then the Company shall promptly give written notice of the proposed registration to all other Holders of Registrable Securities and include in such registration all Registrable Securities held by such Holders that wish to participate in such registration and provide the Company with written request for inclusion therein within 15 days after the receipt of the Company's notice.

3.3 OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

        3.3.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to six (6) months or, if sooner, until the distribution contemplated in the registration statement has been completed;

        3.3.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

        3.3.3 Furnish to the Holders and each duly authorized underwriter such numbers of authorized copies of a prospectus, including copies of a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder;

        3.3.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that, the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions other than the specific consent to service of process as may be required or necessary to sell securities in such states or jurisdictions pursuant to a registration statement;

        3.3.5 In any underwritten public offering, to enter into and perform its obligations under an underwriting agreement, including indemnification and other customary provisions, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. The Company undertakes to support underwritten offerings of secondary shares and if requested by the underwriters the Company shall conduct road shows (provided however that the Company shall not be required to conduct such road shows more than once in any 18 (eighteen) month period) and support other marketing activities that may be reasonably necessary to successfully support the placement of such shares of the Preferred Shareholders as contemplated herein;

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        3.3.6   Notify each Holder of Registrable Securities covered by such registration statement:

        (i) promptly after the Company shall receive notice thereof, of the time when such registration statement becomes effective or when any amendment or supplement or any prospectus forming a part of such registration statement has been filed;

        (ii) promptly of any request by the SEC for the amendment or supplement of such registration statement or prospectus for additional information;

        (iii) at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        3.3.7 Advise each Holder whose Registrable Securities are included in such registration statement promptly after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of such registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose; and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

        3.3.8 Cause all Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed;

        3.3.9 Provide a transfer agent and register for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

        3.3.10 Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective: (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

3.4 COMPANY REGISTRATION. At any time after an IPO that the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its shares or other securities under the Act in connection with the public offering of such securities solely for cash (other than registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after receipt of such notice from the Company in accordance with the notice provision of this Agreement, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

3.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company, upon its written request, such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably and customarily required to effect the registration of such Holder's Registrable Securities.

3.6 EXPENSES OF DEMAND REGISTRATION. All expenses (other than underwriting discounts and commissions, which shall be borne by the Holders participating in such registration in proportion to the number of such Holder's Registrable securities over the total number of Registrable Securities included in such registration) incurred in connection with registrations, filings or qualifications pursuant to Sections 3.1 or 3.2, including without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to subsection 3.1.1 or Section 3.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (provided such majority includes a majority of the Registrable Securities held by the Preferred Shareholders), in which case all participating Holders shall bear such expenses, unless the Holders of a majority of the Registrable Securities (provided such majority includes a majority of the Registrable Securities held by the Preferred Shareholders) agree to forfeit their right to the demand registration pursuant to subsection 3.1.1 or Section 3.2; provided further, however that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain all of their rights pursuant to subsection 3.1.1.

3.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with registrations pursuant to Section 3.4 for each Holder, including without limitation, all registration, filing, and qualification fees, printers, legal fees and accounting fees relating or apportionable thereto but excluding underwriting discounts and commissions relating to Registrable Securities with respect to which each of the participating Holders shall pay its pro rata portion (based upon the number of such Holder's Registrable Securities over the total number of Registrable Securities sold in such registration).

3.8     UNDERWRITING REQUIREMENTS IN COMPANY'S REGISTRATION.

        (a) In connection with any offering involving an underwriting of shares of the Company's share capital, the Company shall not be required under
Section 3.4 to include any of the Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting, in customary form, as agreed upon between the Company and the underwriters selected by a majority in interest of the Initiating Holders and any Joining Holders, and then only in such quantity as the underwriters determine, in their sole discretion, will not materially and adversely affect the success of the offering by the Company. In the case of any registration the Board shall have the right to designate and appoint the managing underwriter in any underwritten offering.

        (b) If such underwriters determine, in their sole discretion, that the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering could materially adversely affect the success of such offering, then the Company shall be required to include in such offering only that number of such securities, including Registrable Securities, which the underwriters determine, in their sole discretion, will not materially adversely affect the success of such offering, the securities so included to be apportioned first to the Company and thereafter to the Preferred Shareholders and all other Holders requesting to include Registrable Securities in such registration at a ratio of four (4) shares of the Preferred Shareholders to every one (1) share of all other Holders, based with respect to the distribution between such other Holders, upon the number of Registrable Securities requested by them to register, and based, with respect to the distribution between the H and Non H Demanding Preferred Shareholders, on the number of Registrable Securities then outstanding held by each of them.

3.9 INDEMNIFICATION. If any Registrable Securities are included in a registration statement pursuant to this Agreement:

        3.9.1 To the fullest extent permitted by law, the Company will indemnify and hold harmless, each Holder, any underwriter (as defined in the Act) for such Holder, each of its directors, shareholders, partners, officers, its legal counsel and independent accountants, and each person, if any, who controls such Holder within the meaning of the Act (collectively and individually referred to as the "INDEMNIFIED PARTY") against all claims, losses, damages and liabilities (joint or several), costs and expenses (or actions in respect thereof) arising out of or based on any of the following statements, omissions or violations: (I) untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document as amended and supplemented; or (II) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (III) any violation (or alleged violation) by the Company of the Act or any other securities laws, and will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 3.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

        3.9.2 To the fullest extent permitted by law, each Holder whose Registrable Securities are included in such registration will indemnify and hold harmless the

Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of the Act (collectively and individually the "INDEMNIFIABLE PARTIES"), against all claims, losses, damages, liabilities, costs and expenses (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Indemnifiable Parties for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities sold by such Holder pursuant to such registration and provided further that the indemnity agreement contained in this subsection 3.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus at the time the registration statement becomes effective or in the final prospectus, such indemnity agreement shall not inure to the benefit of the Indemnifiable Parties, if a copy of the final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act. PROVIDED HOWEVER, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations. Such indemnity shall survive the transfer of securities by a selling shareholder.

        3.9.3 Promptly after receipt by an Indemnified and/or Indemnifiable Party under this Section 3.9 of notice of the commencement of any action (including any governmental action), such Indemnified and/or Indemnifiable Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified and/or Indemnifiable Party (together with all other Indemnified and/or Indemnifiable Parties which may be represented without conflict by one (1) counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by indemnifying party, if representation of such Indemnified and/or Indemnifiable Party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified and/or Indemnifiable Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve the indemnifying party of its obligations hereunder, except to the extent such failure results in a lack of timely actual notice by the indemnifying party and the indemnifying party suffers actual damages as a result thereof or actual prejudice to its ability to defend such action. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        3.9.4   The obligations of the Company and Holders under this Section
3.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

3.10 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. If the Company becomes subject to reporting under the Securities Exchange Act of 1934 as amended, or any federal statute or code which is a successor thereto (the "1934 ACT"), then with a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company agrees to:

        3.10.1 make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

        3.10.2 take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities.

        3.10.3 file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

        3.10.4 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

3.11 FOREIGN OFFERINGS. The registration rights provisions of this Agreement shall apply, mutatis mutandis, to any registration of the Company's securities outside of the United States of America.

3.12 LOCK-UP. In the event that an underwriter to the IPO or the QIPO (as defined in the Amended Articles of Association) of the Company so requests, all Holders agree that any sale of Registrable Securities may be subject to a `lock-up' period restricting such sales for up to one hundred and eighty (180) days beginning on the effective date of the registration statement pursuant to which an IPO was effected (except as part of such underwritten registration and excluding securities acquired in open market transactions after completion of the IPO); provided however, that all officers and directors of the Company, and holders of at least one percent (1%) of the Company's registration rights shall be subject to and enter into similar `lock-up' provisions, as referred to herein.

                         IV    AFFIRMATIVE COVENANTS
                               ---------------------

The Company hereby covenants to the Preferred Shareholders as follows:

4.1 PATENTS. The Company will take all reasonable steps necessary to initiate or continue the prosecution of its patent applications and to maintain any patents granted thereon as the Board may direct from time to time.

4.2 SUFFICIENCY OF CONVERSION SHARES. The Shareholders agree that, if at any time the number of authorized Ordinary Shares of the Company shall be insufficient to permit the conversion or conversion by reclassification of all Preferred Shares into Ordinary Shares in accordance with the conversion provisions of the Amended Articles of Association, the Shareholders shall vote in favor of or execute written consents to effect such increase or reclassification in the Company's registered share capital as may be necessary and shall take all steps as are legally required to give full effect to such conversion or conversion by way of reclassification.

4.3 WORK-PLANS; MONTHLY REPORT. The management of the Company shall establish a Budget and a Business Plan in consultation with the Board. The form of all the format of all periodical reporting (as are listed in Section 2 above) shall be agreed by the Board within two months from the Initial Closing of the Series H SPA.

4.4 CONFIDENTIALITY AND ASSIGNMENT OF IP. The Company will not employ or continue to employ, any person who will have access to confidential information with respect to the Company and its subsidiaries unless such person has executed an employment agreement or other agreements that contain adequate confidentiality and invention assignment provisions. The Company will not engage any consultant or any person, or continue to engage any consultant or any person who will have access to confidential information with respect to the Company and its subsidiaries unless such person has executed and delivered agreements and/or undertakings with respect to confidentiality and the assignment of intellectual property to the Company.

4.5 REVENUE RECOGNITION POLICY. The Company shall adopt a written revenue recognition policy within 2 months from the Initial Closing as such term is defined in the Series H SPA.

                       V    CO-SALE NO-SALE PROVISIONS
                            --------------------------

5.1     CO-SALE RIGHTS

        5.1.1 GRANT. All Preferred Shareholders (which for the purposes of this Section 5 shall be referred to as the "INVESTORS"), in addition to the rights of first refusal and other rights granted hereunder and under the Amended Articles of Association in the event of a transfer of securities, are hereby granted the right of co-sale with respect to any proposed sale or other transfer of the securities held by either one of the Founders, until the earlier to occur of: (i) September 10, 2002; or (ii) the closing of an IPO, as defined in the Amended Articles of Association.

        5.1.2 NOTICE OF INTENDED DISPOSITION. If either of the Founders desires to accept a bona fide third-party offer to purchase any or all of their securities of the Company that it owns (which Founders, solely for the purposes of this Section 5.1, shall each be referred to as a "SELLER", the third party offeree shall be referred to as the "3RD PARTY PURCHASER" and the securities subject to such offer to be hereinafter called, solely for the purposes of this
Section 5.1, the "TARGET SHARES" which has the same meaning as "OFFERED SHARES" under Article 33 of the Amended Articles of Association), it shall, promptly following the conclusion of the right of first refusal procedure as set forth in such Article 33, deliver to the Board and to each of the Investors a written notice of the offer and the basic terms and conditions thereof, including the proposed purchase price and identity of the 3rd Party Purchaser.

        5.1.3 EXERCISE OF RIGHT. If the Target Shares are not acquired by an Investor pursuant to the rights of first refusal set forth in the Amended Articles of Association, such Investor (hereinafter the "OFFEREE"), shall, for a period of thirty (30) calendar days following receipt of the notice of intended disposition to a 3rd Party Purchaser, have the right to notify the Seller of its intention to exercise its rights hereunder and to add the Company securities it holds to the Target Shares being sold to such 3rd Party Purchaser by the Seller, upon the same terms and conditions specified in such notice, and in an amount equal to the product obtained by multiplying (i) the aggregate number of Target Shares by (ii) a fraction, the numerator of which is the number of Company securities held by the Offeree and the denominator of which is the total number of shares of the Company (the product shall hereinafter be referred to as the "INVESTOR'S OFFERED SHARES"). If any Investor exercised its rights hereunder, the Seller must cause the 3rd Party Purchaser to add such Investor's Offered Shares to the Target Shares to be purchased by the 3rd Party Purchaser, as part of the sale agreement, or include the Investor's Offered Shares in and reduce accordingly the number of Seller's securities from the number of Target Shares and conclude the transaction thereby or withdraw from the contemplated transaction.

5.2     FOUNDERS NO SALE UNDERTAKING

        5.2.1 Until the closing of an IPO (as defined in the Amended Articles of Association), each of the Founders and/or each Controlled Entity (as defined below) shall not make transfer or otherwise dispose of the Company's securities held by him/it. The aforesaid limitations shall not apply to a Founder, whose employment has been terminated by the Company.

        5.2.2   (a)     Notwithstanding anything to the contrary in this
Agreement, a transfer by any one of the Founders of any of their Company securities to any one of: (i) an entity controlled by such Founder; or (ii) an entity controlled by both Founders in equal parts (either type of entity hereinafter, a "CONTROLLED ENTITY"), is permitted, provided however, that each of the Founders and/or each Controlled Entity shall be subject to the following conditions:

                (i) The Controlled Entity shall be prohibited from taking any action whatsoever (including but not limited to the issuance of additional securities, the approval of a transfer of its securities, the creation of a pledge, lien, charge or encumbrance on its securities), which will cause the Founders not to have control in the Controlled Entity; and

                (ii) The Founders shall be prohibited from taking any action whatsoever (including but not limited to the transfer of their securities, the creation of a pledge, lien, charge or encumbrance on their securities or otherwise dispose of their securities), which will cause them not to have control in the Controlled Entity; and

                (iii) The Founders and the Controlled Entity shall cause the incorporation documents of the Controlled Entity to include the provisions set forth in paragraphs (i) and (ii) above; and

                (iv) Without derogating from Section 5.1 above and in addition to any other restrictions imposed on shareholders of the Company, the Controlled Entity shall be prohibited from transferring the Company securities held by it, without first obtaining a written undertaking from such proposed transferee to be subject to and bound by the provisions of this Section V.

                (b) It is hereby further agreed that any such transfer to a Controlled Entity as described in this Section 5.2, by any one of the Founders, shall not be deemed to be a transfer in breach of the provisions of this Section 5, nor shall it be deemed a transfer giving rise to the co-sale rights appearing in Section 5.1 of this Agreement.

                (c) For the purpose of this Section 5, `control' shall mean aggregate holdings of not less than eighty percent (80%) of: (i) such entity's issued and outstanding share capital; and (ii) the voting rights in such entity; and (iii) the rights to receive distributed profits of such entity; and (iv) the right to appoint members of the board of directors of such entity.

5.3 SUCCESSORS AND ASSIGNS. The provisions of this Section V shall inure to the benefit of and be binding upon the Investors and their respective successors and assigns. Nothing in this Section V, express or implied, is intended to confer upon any party other than the Investors or their respective successors and assigns any rights, obligations, or liabilities under or by reason of this
Section V, except as expressly provided herein. The rights under this Section V, may be assigned (but only with all related obligations) by an Investor to a transferee or assignee of the securities held by such Investor, provided the Company and each of the Founders, are, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such Co Sale and No Sale rights are being assigned.

      VI    INCORPORATION BY REFERENCE OF CERTAIN RIGHTS AND/OR OBLIGATIONS
             ATTACHED TO THE PREFERRED SHARES AND/OR THEIR HOLDERS
            ---------------------------------------------------------------

6.1 In addition to the rights, privileges and/or obligations of the Preferred Shareholders attached and/or associated with their Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares, the Series G Preferred Shares, the Series H Preferred Shares and/or the conversion shares received upon conversion or reclassification thereof or conveyed to their holders pursuant to the Amended Articles of Association, the following Articles of the Amended Articles of Association are hereby incorporated by reference herein as contractual rights and/or obligations, and form an integral part hereof: (i) Articles 6 (Rights, Preferences and Restrictions of Preferred Shares), 7 (Dividend Provisions), 8 (Liquidation Preferences), and 9 (Conversion); including without limitation, the conversion rights of the Preferred Shares, the liquidation and/or distribution preferences of the Preferred Shares, anti-dilution protection and/or rights of the Preferred Shares, and the dividend rights attached to the Preferred Shares; (ii) Article 11 (Voting Rights); including, without limitation, the voting rights attached to or associated with the Preferred Shares incorporated elsewhere in the Articles of Association; (iii) Article 14 (Preemptive Rights); including, without limitation, the preemptive rights of the Preferred Shareholders; (iv) Article 17 (Protective Provisions); including, without limitation, the rights of certain holders of the Preferred Shares and the veto rights of DBAG and the DB Director;
(v) Article 56 including the quorum provisions; (vi) Article 33 (Rights of First Refusal); relating, INTER ALIA, to the transfer of shares; and (vii) the rights of certain holders of Preferred Shares as described in Articles 69 (Directors) and 78 (Functions of the Directors and Quorum for Board Meetings), including without limitation, the rights of certain Preferred Shareholders to appoint directors and/or observers and the composition of the Board and committees thereof and quorums. Should any of the Articles incorporated herein refer to any other Articles of the Amended Articles of Association, such Articles are also incorporated by reference herein to the extent necessary to give full effect to those Articles expressly incorporated by reference herein. If any Article incorporated herein by reference, is amended by the shareholders of the Company after the date of the Initial Closing of the Series H SPA, such amendment shall only be implied and incorporated by reference herein if done so in accordance with the Amended Articles of Association as may be amended from time to time in conformity therewith, and such amendment shall be deemed to be implied and incorporated by reference herein without any further action and/or approval required on behalf of the parties hereto.

                            VI(A)    CONFIDENTIALITY
                                     ---------------

6A.1    Each of the parties hereto will hold in confidence all documents and information concerning the Company (which as used in this Section 6A shall read to include PowerDsine Inc., the Company's U.S. Subsidiary), the Company's business, financial and/or commercial information, operations, sales, marketing, customers, suppliers and all information pertaining to any Intellectual Property rights of the Company and any other proprietary information of the Company whatsoever (all hereinafter referred to as the "CONFIDENTIAL INFORMATION"), by taking all reasonable measures to maintain the confidentiality of such Confidential Information, which will in no event be less than the measures they use to maintain the confidentiality of their own information of similar importance. Each of the parties also undertakes not to use the Confidential Information in any way, directly or indirectly, for purposes other than for the Company and/or for fulfilling its obligations and exercising its rights under this Agreement. A party may disclose such Confidential Information, to its officers, directors, consultants and their representatives, in connection with the transactions contemplated by this Agreement and the Series H SPA, only: (i) on a need to know basis; and (ii) under a duty of confidence or upon confidentiality undertakings consistent with the obligations set forth in this section in connection with such Confidential Information.

The obligations hereunder shall not apply as to any Confidential Information which is reasonably shown or demonstrated by the party receiving the information (the "RECEIVING PARTY") to be: (i) known by the Receiving Party at the time of receiving such information without breach of confidentiality undertaking; (ii) in the public domain through no fault of the Receiving Party; (iii) later acquired by the Receiving Party, lawfully and without breach of confidentiality undertaking from sources other than the Company (such as independent development, third parties, etc.); (iv) furnished by the Company to third parties without restriction on disclosure; or (v) independently conceived, discovered or developed by natural persons at the Receiving Party who have not had access to the Confidential Information. Disclosure of any Confidential Information pursuant to any compelling judicial or administrative order or proceeding or as required by law, shall not be deemed a breach hereof.

6A.2    The terms and conditions of the financing round in connection with which this Agreement is being executed, including the existence of this Agreement, will be deemed Confidential Information and shall not be disclosed to any third party by the Company or the Shareholders except as provided below: (i) the Company shall be able to disclose the existence of the financing contemplated herein and its terms to the Company's investors, lenders, accountants, legal counsel, and bona fide prospective investors and lenders, in each case only where such persons or entities are under appropriate nondisclosure obligations;
(ii) if disclosure is required by law, including by the Securities and Exchange Commission, the disclosing party shall use all reasonable efforts (and cooperate with the other party's efforts) to obtain confidential treatment of any materials so disclosed; and (iii) in connection with its periodic reports to its partners, members or shareholders, each Shareholder may make general statements, not containing technical information, regarding the nature and progress of the Company's business. The provisions of this Section VI(A) shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

6A.3    Notwithstanding the foregoing, but subject to any applicable laws, rules or regulations, each of the Shareholders will have the right to list the name of the Company and to make general references to the basic nature of the relationship between such Shareholder and the Company under this Agreement in such Shareholders' promotional and marketing materials, in its oral or visual presentations to third parties, in interviews conducted by the news media or securities analysts and in or through any other available media channels, including print, Internet, radio, cable and broadcast mediums.

                             VII     MISCELLANEOUS
                                     -------------

7.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The rights under this Agreement, may be assigned (but only with all related obligations) by a party hereto to a transferee or assignee of the securities held by such assigning party, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, all subject to and in accordance with the provisions concerning transfer of shares in the articles of association of the Company as may be in effect from time to time

7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Israel without regard to provisions of conflicts of laws, except for the clauses regarding registration rights, which will be interpreted in accordance with U.S. federal law.

7.3 NOTICES. Unless otherwise provided, any notice or other document required or permitted under this Agreement shall be given in writing and if: (i) served or sent by post shall be deemed to have been served or delivered ten (10) days after the time when the letter was deposited in the Israeli mail, postage prepaid for first class mail or airmail, as applicable, and addressed to the party to be notified at the address set forth in SCHEDULE I attached herein, or
(ii) sent via facsimile or electronic mail, shall be deemed to have been served or delivered on the first business day following the date that the electronic mail or facsimile was sent and addressed to the party to be notified at the address set forth in SCHEDULE I attached herein, provided that, if no electronic mail confirmation is delivered by the recipient of such notice to the sender thereof within 24 hours following the delivery of such notice, such notice has to be resent via facsimile and shall be deemed to have been served or delivered on the first business day following the date that such notice was resent via facsimile.

7.4     TERMINATION OF PREVIOUS AGREEMENT.

        (a) The Registration Rights Agreement in effect immediately prior to the date of this Agreement and dated February 24, 2000 is hereby terminated and of no further force and effect except as specifically provided for herein.

        (b) The Co Sale Agreement in effect immediately prior to the date of this Agreement and dated February 6, 2000 is hereby terminated and of no further force and effect.

        (c) Sections 6.1, 6.2, 6.3 and 7 of the Series G SPA are hereby terminated and of no further force and effect.

        (d) The letters of undertaking from certain of the Company's shareholders given in connection with the Series E SPA and the Series G SPA are hereby terminated and of no further force and effect.

        (e) Sections 6.1, 6.2, 7, 8, 9 and 10 of the Series E SPA are hereby terminated and of no further force and effect.

        (f) Sections 6.1, 6.2, 7, 8, 9 and 10 of the Series B SPA are hereby terminated and of no further force and effect.

        (g) Sections 6.1, 6.2, 7, 8, 9 and 11 of the Series A SPA are hereby terminated and of no further force and effect.

7.5     INTEGRATION, AMENDMENTS AND WAIVERS

        7.5.1 This Agreement along with the Amended Articles of Association constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersedes in their entirety all prior agreements among the parties with respect to the subject matters hereof without derogating from the representations, warranties and covenants of the Company set forth in the Series H SPA. Except for the provisions of the Amended Articles of Association incorporated by reference in Section VI of this Agreement and as may be amended in conformity therewith, any other amendment hereto must be in writing and signed by an authorized representative of the parties, and except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than with the written consent of the holders of at least (eighty) 80% of the Preferred Shares calculated on an as converted basis in conformity with the Amended Articles of Association (i.e. 80% of the Ordinary Shares into which the Preferred Shares could be converted into).

        7.5.2 The waiver by any party of any breach or alleged breach of provision hereunder shall not be construed to be a waiver of any concurrent, prior or succeeding breach of said provision or any other provision herein.

        7.5.3 Should any portion of this Agreement be held invalid, or unlawful, the remainder of the Agreement shall continue to be binding on both parties.

7.6 CONSENTS. By executing this Agreement each of the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders, the Series G Holders, ITI, Argoquest and each of the Founders hereby consents to the issuance of the Series H Preferred Shares, the Series H Warrants and the Warrant Shares in accordance with the Series H SPA, this Agreement and the Amended Articles of Association and waives any notice requirements, pre-emptive, anti-dilution rights such holder may have in connection with the RS Preferred H Shares or similar rights that it or he/she may have with respect to the issuance of the Series H Preferred Shares pursuant to the abovementioned agreements to the extent not taken up under the Series H SPA.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                 SIGNATURE PAGE OF THE AMENDED RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

POWERDSINE LTD.                           DEUTSCHE BANK AG LONDON


----------------------------------------  --------------------------------------
By:    Igal Rotem                         By:
       -----------------------------             ---------------------------
Title: C.E.O.                             Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------



----------------------------------------  --------------------------------------
By:    Ilan Atias                         By:
       -----------------------------             ---------------------------
Title: President                          Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------

                 SIGNATURE PAGE OF THE AMENDED RIGHTS AGREEMENT

DRW VENTURE PARTNERS L.P.
By Dain Rauscher Corporation, its General Partner


----------------------------------------  --------------------------------------
                                          By:
       -----------------------------             ---------------------------
                                          Title:
       -----------------------------             ---------------------------
                                          Date:
       -----------------------------             ---------------------------

IGAL ROTEM                                ILAN ATIAS


----------------------------------------  --------------------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


HINDY TAUB                                MEIR KFIR


----------------------------------------  --------------------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


LIOR BREGMAN                              DANIEL BARNEA


----------------------------------------  --------------------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


ITI-INTERLINE TELECOM INTERNATIONAL LTD.  ACQUIREX BVBA


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


AMPAL INDUSTRIES INC.                     AMPAL INDUSTRIES (ISRAEL) LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------

                 SIGNATURE PAGE OF THE AMENDED RIGHTS AGREEMENT

ACHIDIM HOLDINGS LTD.                     SHOHAM INVESTMENTS LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


AVANTORIN INVESTMENTS LTD.                SHIKMA ANEFA LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


VERTEX - YOZMA L.P.                       VERTEX - DISCOUNT L.P.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


VERTEX INVESTMENTS (III) PTE. LTD.      POALIM CAPITAL MARKETS TECHNOLOGIES LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


JERUSALEM VENTURE PARTNERS L.P.         JERUSALEM VENTURE PARTNERS (ISRAEL) L.P.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


CATALYST INVESTMENTS, L.P.                CLAL ELECTRONICS INDUSTRIES LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------

                 SIGNATURE PAGE OF THE AMENDED RIGHTS AGREEMENT

THE CHALLENGE FUND - ETGAR II, L.P.       COURSES INVESTMENTS IN TECHNOLOGY LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


CLAL VENTURE CAPTIAL L.P.                 GADISH KRANOT GMULIM LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


KINERET KEREN HISHTALMUT LTD.             KEREN MERKAZIT LEPITZUYEI PITURIM LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


TAGMULIM LTD.                             KEREN OR KUPAT TAGMULIM UPITZUIM LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


KATZIR KUPAT TAGMULIM UPITZUIM LTD.       AMIR KEREN GMULIM LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------

                 SIGNATURE PAGE OF THE AMENDED RIGHTS AGREEMENT

YETER KRANOT GMULIM LTD.                  BAR KEREN GMULIM LTD.


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------


PELES KEREN GMULIM LE'ATZMAIM LTD.        ARGOQUEST HOLDINGS LLC


----------------------------------------  --------------------------------------
By:                                       By:
       -----------------------------             ---------------------------
Title:                                    Title:
       -----------------------------             ---------------------------
Date:                                     Date:
       -----------------------------             ---------------------------

                                   SCHEDULE I
                                   ----------

                    ADDRESSES OF PARTIES FOR NOTICE PURPOSES


FOR THE COMPANY, ILAN ATIAS             FOR SHOHAM INVESTMENTS LTD.:
AND IGAL ROTEM:                         607 West End Ave. Apt. 4A
1 Hanagar Street                        New York, NY 10024
Industrial Zone Naveh Neeman B          USA
Hod Hasharon                            Attn: Ruben Taub
Israel                                  Fax: 1- 212 - 755 6547
Attn: Igal Rotem and/or Ilan Atias      Email: rtaub@email.msn.com
Fax: 972-9-7755111
Email: igalr@powerdsine.com;
       ilana@powerdsin.com

FOR ACHIDIM HOLDINGS LTD.               FOR AVANTORIN INVESTMENTS LTD.:
AND SHIKMA ANEFA LTD.:                  Migdal Shalom, 26th Fl.,
C/o Aurom Management & Consulting Ltd.  1 Ehad Haam Street
Aurec Building                          PO Box 29161
16 Abba Hillel Silver Road              Tel Aviv 61291
Ramat Gan 52506                         Israel
Israel                                  Attn: Yoav Kaplan
Attn: Eyal Navon                        Fax: 972-3-5175411
Fax: 972-3-5762605                      Email: yoav@ibi.co.il
Email: eyal@aurum-sbc.com

FOR THE VERTEX ENTITIES:                FOR JERUSALEM VENTURE PARTNERS ENTITIES:
C/o Vertex Management (III) Ltd.        Technology Park, Building 1
1 Hashikma Street, POB 144              Malha, Jerusalem 91487
Savyon 56530                            Israel
Israel                                  Attn: Yuval Cohen
Attn: Elisheva Yaakubovitch             Fax: 972-2-64009001
Fax: 972-3-5357622                      Email: yuval@jvpvc.com
Email: elisheva@vertexmgt.co.il

FOR HINDY TAUB:                         FOR ARGOQUEST:
607 West End Ave. Apt. 4A               12840 Hanover Street
New York, NY 10024                      Los Angeles, California 90049
USA                                     USA
Attn: Ruben Taub                        Attn: Jason Barzelay
Fax: 1- 212 - 755 6547                  Fax: 1-310 - 820 8604
Email: rtaub@email.msn.com              Email: jbarzelay@argoquest.com

FOR CLAL ELECTRONICS INDUSTRIES LTD.    FOR AMPAL INDUSTRIES ENTITIES:
AND DANIEL BARNEA:                      111 Arlozorov Street
3 Azrieli Center, Triangular Tower      Tel Aviv 62098
45th Floor                              Israel
Tel Aviv                                Attn: Nitsan Yanovsky
Israel                                  Fax: 972-3-6080101
Attn: Yehoshua Agassi                   Email: nitsan@ampal.com
Fax: 972-3-6075131
Email: agassi@cii.co.il

FOR ITI:                                FOR COURSES AND MEIR KFIR:
520 East Ocean Center                   Migdal Shalom, 26th Fl.,
98 Grancille Road                       1 Ehad Haam Street
Tsimshatsui East                        PO Box 29161
Kowloon                                 Tel Aviv 61291
Hong Kong                               Israel
Attn: Nir Platek                        Attn: Meir Kfir
Fax: 81-35860866                        Fax: 972-3-5175411
Email: nir@elady.co.jp                  Email: meir@steps-ventures.com

FOR CLAL:                               FOR THE POALIM ENTITIES:
3 Azrieli Center, Triangular Tower,     46 Rothschild Blvd.
45th Flr.                               Tel Aviv
Tel Aviv                                Israel
Israel                                  Attn: Eran Gersht
Attn: Hillel Milo                       Fax: 972-3-5674715
Fax: 972-3-6075745                      Email: egersht@pcm.co.il
Email: hillel.milo@cii.co.il

FOR THE CHALLENGE FUND-ETGAR II, L.P.:  FOR THE PROVIDENT FUNDS:
Rubinstein House                        Provident Fund Asset Management Unit
20 Lincoln Street, 20th Flr.            Bank Hapoalim Ltd.
Tel Aviv 67134                          126 Allenby Street
Israel                                  Tel Aviv
Attn: Yossi Vinitski, VP                Israel
E-mail: vini@challenge.co.il            Attn: Barak Soreni
Fax: 972-3-5621999                      E-mail: baraks@gmulot.co.il
                                        Fax: 972-3-5674960

FOR ACQUIREX BVBA:                      FOR LIOR BREGMAN:
C/o Shells Interactive Ltd.             10 Sinclair Ter.
3 Habarzel Street, Ramat Hachayal       Short Hills NJ 07078
Tel Aviv 69710, Israel                  U.S.A
Attn: Yuval Michaeli                    Attn: Lior Bregman
Fax: 972-3- 6482324                     E-mail: liorbregman@aol.com
Email: yuvalm@shells.co.il              Fax: 1-973 467 9223

FOR DEUTSCHE BANK AG LONDON:            FOR CATALYST INVESTMENTS L.P.:
Tower 42, Level 40                      3 Daniel Frish Street
25 Old Broad Street                     Tel Aviv 64731
London EC2N 1HQ                         Israel
Fax: 44 -20- 7545 5409                  Attn: Joseph Sabet, VP
Attn: Michael Patton and Emily Ulcoq    E-mail: joes@catalyst-fund.com
E-mail: michael.patton@db.com;          Fax: 972-3-6950222
        emily.ulcoq@db.com


WITH A COPY TO:                         FOR DRW VENTURE PARTNERS L.P.:
S. Friedman & Co. Advocates             60 South 6th Street
25 Hamered Street                       Minneapolis, MN 55402
Tel Aviv 68125                          U.S.A
Israel                                  Attn: Mary Zimmer
Attn: Charles B. Gottlieb, Adv.         E-mail: mary.zimmer@rbccm.com
E-mail: cgottlieb@friedman.co.il and    Fax: 1-612-373 1610
        cgottlieb@attglobal.net
Fax: 972-3-7961516